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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  June 21, 2002


                           LYONDELL CHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

          1-10145                                         95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)


1221 McKinney Street, Suite 700, Houston, Texas                77010
     (Address of principal executive offices)               (Zip Code)


                                (713) 652-7200
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

The exhibits filed herewith are filed pursuant to an effective shelf registration statement (No. 333-88348) pursuant to Regulation S-K, Item 601.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               4.1 Form of Senior Secured Notes Indenture among Lyondell Chemical Company, the Subsidiary Guarantors party thereto and The Bank of New York, as Trustee

               4.13  Form of Senior Secured Note (included in Exhibit 4.1)

               25.1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, for The Bank of New York, as Trustee under the Senior Secured Notes Indenture
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYONDELL CHEMICAL COMPANY



                                        By: /s/ KERRY A. GALVIN
                                            -------------------
                                        Name:  Kerry A. Galvin
                                        Title: Senior Vice President, General
                                               Counsel & Secretary


Date:  June 21, 2002
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                               INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

4.1 Form of Senior Secured Notes Indenture among Lyondell Chemical Company, the Subsidiary Guarantors party thereto and The Bank of New York, as Trustee

4.13           Form of Senior Secured Note (included in Exhibit 4.1)

25.1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, for The Bank of New York, as Trustee under the Senior Secured Notes Indenture